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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

            Canada                      001-32312                 98-0442987
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

     3399 Peachtree Road NE, Suite 1500, Atlanta, GA               30326
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On March 31, 2006, Novelis Inc. (the "Company") entered into a transition agreement with its Chief Financial Officer, Geoff Batt, regarding the terms of his departure from the Company. This agreement sets forth the terms of Mr. Batt's remaining employment with the Company. Pursuant to the agreement, Mr. Batt will remain employed with the Company until he signs the Company's Annual Report on Form 10-K for 2005 and is entitled to receive his normal compensation during this time. Upon the filing of the Annual Report, Mr. Batt is entitled to receive an amount equal to 24 months of his cash compensation (including any short term incentives) if he elects to claim that he has been terminated per the terms of his Change of Control Agreement entered into on November 8, 2004. After Mr. Batt has signed the 2005 Annual Report on Form 10-K, he will be eligible to receive relocation reimbursement for the sale of his home in Georgia. Mr. Batt's successor has not yet been named. The agreement is attached hereto as Exhibit 10.1

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On April 5, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.02(a) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On April 5, 2006, the Company announced in a press release that the Board of Directors will appoint William T. Monahan as its new Chairman upon the retirement of J.E. (Ted) Newall following the Annual Meeting currently scheduled for June 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

10.1 Agreement Concerning Transition from Employment between Novelis Inc. and Geoff Batt dated March 31, 2006

99.1      Novelis Inc. Press release dated April 5, 2006

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NOVELIS INC.

Date: April 5, 2006                                      By: /s/ David Kennedy
                                                             -------------------
                                                             David Kennedy
                                                             Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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10.1      Agreement Concerning Transition from Employment between Novelis Inc.
          and Geoff Batt dated March 31, 2006

99.1      Novelis Inc. Press release dated April 5, 2006